UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2017

SOUTH JERSEY INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-6364	22-1901645
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 South Jersey Plaza, Folsom, NJ 08037
(Address of Principal Executive Offices) (Zip Code)

(609) 561-9000
 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company []

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. []

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 21, 2017, the Board approved an amendment to Section 2.1 of Article II of the South Jersey Industries, Inc.’s Bylaws to decrease the authorized number of directors from to eleven (11) to ten (10).

The foregoing description is qualified in its entirety by reference to the Bylaws of South Jersey Industries, Inc., as amended and restated through April 21, 2017, as filed herewith as Exhibit 3.2(ii).

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 21, 2017, the Company held its 2017 annual meeting of shareholders. At the meeting, the shareholders voted on (1) the election of ten directors nominated by the Board for one-year terms, (2) an advisory resolution to approve executive compensation, (3) a non-binding advisory resolution on the frequency of the non-binding advisory resolution to approve executive compensation, (4) the approval of the executive annual incentive compensation plan and (5) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2017.

The shareholders elected all ten director nominees; approved, on an advisory basis, executive compensation; approved, on an advisory basis, the annual frequency of an advisory vote to approve executive compensation; approved the executive annual incentive compensation plan; and ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2017.

The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below.

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Proposal 1: Election of Directors
Sarah M. Barpoulis	59,454,453	306,163	372,492	12,492,978
Thomas A. Bracken	57,305,397	2,443,149	384,562	12,492,978
Keith S. Campbell	57,336,233	2,416,665	380,210	12,492,978
Victor A. Fortkiewicz	59,440,572	317,316	375,220	12,492,978
Sheila Hartnett-Devlin	57,316,932	2,437,700	378,476	12,492,978
Walter M. Higgins III	59,404,158	355,427	373,523	12,492,978
Sunita Holzer	58,271,285	1,482,463	379,360	12,492,978
Michael J. Renna	58,625,388	1,137,078	370,642	12,492,978
Joseph M. Rigby	59,456,135	281,674	395,299	12,492,978
Frank L. Sims	59,438,769	310,579	383,760	12,492,978

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 2: Advisory Vote to Approve Executive Compensation	58,667,162	1,113,766	352,180	12,492,978

	One Year	Two Years	Three Years	Abstentions
Proposal 3: Frequency of Vote to Approve Executive Compensation	48,815,275	660,245	10,228,745	428,843

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 4: Advisory Vote to Approve Annual Incentive Plan	56,145,688	3,486,123	501,297	12,492,978

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 5: Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for 2016	69,508,315	2,947,399	170,372	-

Item 9.01	Financial Statements and Exhibits

Exhibit Index

Exhibit No.	Description
3.2(ii)	Bylaws of South Jersey Industries, Inc. as amended and restated through April 21, 2017.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTH JERSEY INDUSTRIES, INC.

Date: April 24, 2017	/s/ Gina Merritt-Epps
Gina Merritt-Epps, Esq.
Senior Vice President, General Counsel & Corporate Secretary